UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2024

CALIFORNIA BANCORP

(Exact name of registrant as specified in its charter)

California	001-39242	82-1751097
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1300 Clay Street, Suite 500 Oakland, California	94612
(Address of Principal Executive Offices)	(Zip Code)

(510) 457-3737

(Registrant’s Telephone Number, Including Area Code)

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	CALB	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

This Current Report on Form 8-K is being filed in connection with the closing of the transactions contemplated by that certain Agreement and Plan of Merger and Reorganization, dated as of January 30, 2024, by and between California BanCorp, a California corporation (the “Company”), and Southern California Bancorp, a California corporation (“SCB”).

Effective as of July 31, 2024 (the “Closing Date”), the Company completed its previously announced all-stock combination with SCB (the “Closing”). Pursuant to the Merger Agreement, on the Closing Date, the Company was merged with and into SCB (the “Merger”) at the effective time of the Merger (the “Effective Time”), with SCB continuing as the surviving corporation. Immediately following the Merger, California Bank of Commerce, a California state-chartered bank and wholly-owned subsidiary of the Company, merged with and into Bank of Southern California, National Association, a national banking association and wholly-owned subsidiary of SCB (“SCB Bank”), with SCB Bank as the surviving bank (the “Bank Merger”, and collectively, with the Merger, the “Mergers”). In connection with the consummation of the Mergers, SCB was renamed California BanCorp and SCB Bank was renamed California Bank of Commerce, N.A.

Pursuant to the terms of the Merger Agreement, at the Effective Time, each share of common stock, no par value, of the Company (“Company Common Stock”) outstanding immediately prior to the Effective Time was converted into the right to receive 1.590 shares (the “Exchange Ratio,” and such shares, the “Merger Consideration”) of common stock, no par value, of SCB (“SCB Common Stock”), with cash (without interest) paid in lieu of fractional shares.

In addition, as a result of the Merger, at the Effective Time, each unvested and outstanding Company restricted stock unit held by a non-continuing Company director or employee vested and converted to the right to receive a number of shares of SCB Common Stock equal to the Exchange Ratio, and all other unvested restricted stock units held by continuing directors and employees were assumed by SCB. In addition, each Company stock option, whether or not then exercisable, that was outstanding immediately prior to the Closing was canceled and exchanged for the right to receive an amount of cash equal to the product of (x) the total number of shares of Company Common Stock subject to such option and (y) the excess, if any, of (A) the product of (1) $14.45, which is the volume weighted average price of SCB Common Stock on each of the last ten trading days ending on the fifth trading day immediately prior to the Closing, and (2) the Exchange Ratio, over (B) the exercise price per share under such option, less applicable taxes required to be withheld with respect to such payment.

The total aggregate consideration delivered to holders of Company Common Stock in the Merger was approximately 13,567,730 shares of SCB Common Stock. The issuance of shares of SCB Common Stock in connection with the Merger was registered under the Securities Act of 1933, as amended, pursuant to a registration statement on Form S-4 (File No. 333-279436) filed by SCB with the Securities and Exchange Commission (the “SEC”) on May 15, 2024 and declared effective on June 5, 2024.

The foregoing description of the Merger and the Merger Agreement does not purport to be complete and is qualified in its entirety by reference to the Merger Agreement, which is filed as Exhibit 2.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 2.01.	Completion of Acquisition or Disposition of Assets.

The information set forth in the Introductory Note of this Current Report on Form 8-K is incorporated by reference in this Item 2.01.

Item 3.01.	Notice of Delisting or Failure to Satisfy a Continued Listing Rule or Standard; Transfer of Listing.

On the Closing Date, the Company notified the Nasdaq Stock Market LLC (“Nasdaq”) that the Merger had closed and requested that Nasdaq (i) suspend trading of Company Common Stock prior to the opening of trading on August 1, 2024, (ii) withdraw Company Common Stock from listing on Nasdaq prior to the opening of trading on August 1, 2024, and (iii) file with the SEC a notification on Form 25 of delisting of Company Common Stock under Section 12(b) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”). As a result, Company Common Stock is no longer listed on Nasdaq.

Additionally, SCB, as successor to the Company, intends to file with the SEC as promptly as possible a certification on Form 15 requesting the termination of registration of Company Common Stock under Section 12(g) of the Exchange Act and the suspension of the Company’s reporting obligations under Sections 13 and 15(d) of the Exchange Act.

Item 3.03.	Material Modification to Rights of Security Holders.

At the Effective Time, each holder of a certificate or book-entry share representing any shares of Company Common Stock ceased to have any rights with respect thereto, except the right to receive the Merger Consideration as described above and subject to the terms and conditions set forth in the Merger Agreement.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 5.02 and Item 5.03 of this Current Report on Form 8-K is incorporated into this Item 3.03 by reference.

Item 5.01.	Changes in Control of Registrant.

The information set forth in the Introductory Note, Item 2.01, Item 3.01, Item 3.03 and Item 5.02 of this Current Report on Form 8-K is incorporated into this Item 5.01 by reference.

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

At the Effective Time, in accordance with the terms of the Merger Agreement, each of the Company’s directors and executive officers ceased serving in such capacities and SCB expanded the size of its board of directors to twelve (12) directors. Six (6) former directors of the Company were appointed to serve as directors of SCB, in each case effective as of the Effective Time: Andrew J. Armanino, Stephen A. Cortese, Kevin J. Cullen, Rochelle E. Klein, Frank L. Muller, and Steven E. Shelton.

Item 8.01.	Other Events.

On July 31, 2024, the Company and SCB jointly issued a press release announcing the completion of the Merger. A copy of the press release is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.	Description of Exhibit

2.1	Agreement and Plan of Merger and Reorganization, dated January 30, 2024, by and between California BanCorp and Southern California Bancorp (filed as Exhibit 2.1 to the Company’s Current Report on Form 8-K filed on January 30, 2024 and incorporated herein by reference).

99.1	Joint Press Release dated July 31, 2024.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CALIFORNIA BANCORP

Date: July 31, 2024	By:	/s/ STEVEN E. SHELTON
Steven E. Shelton
Chief Executive Officer